UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 20, 2006

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Approval of Forms of Agreements for New 2006 Long-Term Incentive Plan

On March 20, 2006, the Compensation and Management Development Committee of the Board of Directors of Gap Inc. (the “Committee”) approved forms of executive stock option agreement, executive stock award agreement, Chief Executive Officer stock option agreement, Chief Executive Officer stock award agreement, and Board of Director stock unit agreement and deferral election form. Copies of these form agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. These agreements will be used for grants to eligible employees and directors, both domestically and internationally, under the new 2006 Long-Term Incentive Plan approved in January 2006 and subject to shareholder approval at the Annual Meeting of Shareholders on May 9, 2006.

Approve Changes to Nonemployee Director Compensation

On January 24, 2006, the Board of Directors of Gap Inc. (the “Board”) approved certain changes to the nonemployee director compensation effective in May 2006, subject to shareholder approval at the Annual Meeting of Shareholders on May 9, 2006 of the amendment and restatement of the 1996 Stock Option and Award Plan, to be known upon approval as the 2006 Long-Term Incentive Plan. A summary description of the nonemployee director compensation effective in May 2006 is attached hereto as Exhibit 10.6.

Item 9.01.	Financial Statements and Exhibits

10.1	Form of Nonqualified Stock Option Agreement for Executives under the 2006 Long-Term Incentive Plan

10.2	Form of Stock Award Agreement for Executives under the 2006 Long-Term Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement for Chief Executive Officer under the 2006 Long-Term Incentive Plan

10.4	Form of Stock Award Agreement for Chief Executive Officer under the 2006 Long-Term Incentive Plan

10.5	Form of Stock Unit Agreement and Stock Unit Deferral Election Form for Nonemployee Directors under the 2006 Long-Term Incentive Plan

10.6	Summary of Nonemployee Director Compensation effective May 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: March 23, 2006	By:	/s/ Byron H. Pollitt, Jr.
Byron H. Pollitt, Jr.
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Agreement for Executives under the 2006 Long-Term Incentive Plan

10.2	Form of Stock Award Agreement for Executives under the 2006 Long-Term Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement for Chief Executive Officer under the 2006 Long-Term Incentive Plan

10.4	Form of Stock Award Agreement for Chief Executive Officer under the 2006 Long-Term Incentive Plan

10.5	Form of Stock Unit Agreement and Stock Unit Deferral Election Form for Nonemployee Directors under the 2006 Long-Term Incentive Plan

10.6	Summary of Nonemployee Director Compensation effective May 2006

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